UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 17, 2024

BMO 2024-C9 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002024812)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Argentic Real Estate Finance 2 LLC

(Central Index Key number 0001968416)

Wells Fargo Bank, National Association

(Central Index Key number: 0000850779)

Societe Generale Financial Corporation

(Central Index Key number 0001755531)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

UBS AG

(Central Index Key number 0001685185)

KeyBank National Association

(Central Index Key number 0001089877)

Zions Bancorporation, N.A.

(Central Index Key number 0000109380)

LMF Commercial, LLC

(Central Index Key number 0001592182)

BSPRT CMBS Finance, LLC

(Central Index Key number: 0001722518)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-13	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 17, 2024 (the “Closing Date”), BMO Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2024 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator and as trustee, of the BMO 2024-C9 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-C9 (the “Certificates”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement was attached as Exhibit 4.1 to the Depositor’s Current Report on Form 8-K/A, filed with the Securities and Exchange Commission (the “Commission”) on July 17, 2024 under Commission File No. 333-255934-13.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $847,772,000, were sold to BMO Capital Markets Corp. (“BMO Capital Markets”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), KeyBanc Capital Markets Inc. (KeyBanc Capital”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS Securities”), Wells Fargo Securities, LLC ("Wells Fargo Securities”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together with BMO Capital Markets, CGMI, GS&Co., KeyBanc Capital, SGAS, UBS Securities, Wells Fargo Securities, Academy and Bancroft, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of June 28, 2024 (the “Underwriting Agreement”), between the Depositor and the Underwriters. BMO Capital, CGMI, GS&Co., KeyBanc Capital, SGAS, UBS Securities and Wells Fargo Securities are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated June 24, 2024, and by the Prospectus, dated June 28, 2024 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5. The Prospectus was filed with the Commission on July 2, 2024 under Commission File Number 333-255934-13.

All of the Private Certificates, having an aggregate initial principal amount of $95,507,471 were sold to BMO Capital Markets, CGMI, GS&Co., KeyBanc Capital, SGAS, UBS Securities, Wells Fargo Securities, Academy, Bancroft and Drexel (together with BMO Capital Markets, CGMI, GS&Co., KeyBanc Capital, SGAS, UBS Securities, Wells Fargo Securities, Academy and Bancroft, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of June 28, 2024, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from Bank of Montreal, Argentic Real Estate Finance 2 LLC (“AREF2”), BSPRT CMBS Finance, LLC, Citi Real Estate Funding Inc., Goldman Sachs Mortgage Company, KeyBank National

Association, LMF Commercial, LLC, Societe Generale Financial Corporation, Starwood Mortgage Capital, LLC, UBS AG, Wells Fargo Bank, National Association and Zions Bancorporation, N.A. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $10,030,521.47, were approximately $970,994,477.07. Of the expenses paid by the Depositor, approximately $467,645.00 were paid directly to affiliates of the Depositor, $75,000.00 in the form of fees were paid to the Underwriters and the Initial Purchasers, $150,000.00 were paid to or for the counsel to the Underwriters and the Initial Purchasers, and approximately $9,337,876.47 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding sales of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) attached as Exhibit 1 to the Depositor’s Current Report on Form 8-K, filed with the Commission on July 2, 2024 under Commission File No. 333-255934-13, and in the Prospectus. The related registration statement (file no. 333-255934) was originally declared effective on June 23, 2021.

AREF2, in its capacity as “retaining sponsor” (as such term is defined in Regulation RR (12 C.F.R. Part 244) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) (the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by (i) the purchase by Argentic Securities Holdings 2 Cayman Limited (the “Argentic MOA”), a “majority-owned affiliate” (as defined in Regulation RR) of AREF2, on the Closing Date, of an “eligible vertical interest” (as defined in Regulation RR), in the form of Certificates representing at least 3.0500% of the Certificate Balance or Notional Amount, as applicable, of each Class of Certificates (other than the Class R Certificates) (collectively, the “VRR Interest”), which VRR Interest also represents approximately 3.0505% of all the “ABS interests” (i.e., the sum of the aggregate initial Certificate Balances of all Classes of Certificates (other than the Class R Certificates)) issued by the issuing entity in connection with this securitization transaction, and (ii) the purchase by the Argentic MOA, on the Closing Date, of an “eligible horizontal residual interest” (as defined in Regulation RR) consisting of the Class G-RR and Class J-RR Certificates (collectively, the “HRR Certificates”) (in each case excluding the portion of such Class comprising the VRR Interest), with an aggregate initial Certificate Balance of $46,868,471, and having an aggregate fair value representing approximately 2.0790% of the fair value, as of the Closing Date, of all of the Certificates (other than the Class R Certificates) as of the Closing Date, determined in accordance with Generally Accepted Accounting Principles.

The aggregate fair value, as of the Closing Date, of the HRR Certificates (excluding in the case of each Class comprising the HRR Certificates, the portion thereof comprising the VRR Interest) that the Retaining Sponsor would be required to retain in order to meet the credit risk retention requirements of Regulation RR with respect to this securitization transaction, if it was relying solely on an “eligible horizontal residual interest” (as defined in Regulation RR) to satisfy such requirements, is approximately $49,051,250, representing 5% of the aggregate fair value, as of the Closing Date, of all of the Certificates (other than the Class R Certificates) issued by the issuing entity.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 17, 2024
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 17, 2024 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 17, 2024 (included as part of Exhibit 5)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2024-C9 – Form 8-K (Closing)